UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 22, 2004


                               CONMED CORPORATION
             (Exact name of registrant as specified in its charter)


          New York                      0-16093                 16-0977505
 ------------------------------        ----------             ---------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
  incorporation or organization)       File Number)          Identification No.)



                                 525 French Road
                              Utica, New York 13502
                              ---------------------
          (Address of principal executive offices, including zip code)



                                 (315) 797-8375
              (Registrant's telephone number, including area code)

Item 7.   Financial Statements and Exhibits

          (c) Exhibits

          The following is furnished as an Exhibit to this report:

          Exhibit No. Description of Exhibit

          99.1     Press Release dated July 22, 2004, issued by CONMED
                   Corporation



Item 12. Results of Operations and Financial Condition

On July 22, 2004, CONMED Corporation issued a press release announcing financial results for the three and six month periods ended June 30, 2004. The press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          CONMED CORPORATION
                                             (Registrant)


                                          By:/s/ Robert D. Shallish, Jr.
                                             ---------------------------
                                             Vice President-Finance and
                                             Chief Financial Officer



Date: July 23, 2004

                                  EXHIBIT INDEX



Exhibit
Number          Exhibit Description

99.1            Press Release, dated July 22, 2004, issued by CONMED Corporation